UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Diversified International Equity Fund (formerly DWS International Select Equity Fund)

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

30 Financial Statements

34 Financial Highlights

40 Notes to Financial Statements

51 Report of Independent Registered Public Accounting Firm

52 Tax Information

53 Investment Management Agreement Approval

58 Summary of Management Fee Evaluation by Independent Fee Consultant

63 Board Members and Officers

67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to US and foreign stock market risk. Investing in foreign securities and securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	20.98%	-7.60%	2.97%	2.75%
Class B	20.07%	-8.31%	2.18%	1.91%
Class C	19.94%	-8.28%	2.18%	1.91%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	14.02%	-9.40%	1.75%	2.14%
Class B (max 4.00% CDSC)	17.07%	-8.70%	2.07%	1.91%
Class C (max 1.00% CDSC)	19.94%	-8.28%	2.18%	1.91%
No Sales Charges
Class R	21.19%	-7.64%	2.86%	2.52%
Class S	21.75%	-7.20%	3.29%	2.89%
Institutional Class	21.61%	-7.20%	3.36%	3.02%
MSCI EAFE Index +	27.71%	-5.22%	5.10%	2.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 1.55%, 2.34%, 2.27%, 1.89%, 1.36% and 1.13% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001, for Class R shares prior to their inception on July 1, 2003 and for Class S shares prior to their inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the predecessor Fund's original share class during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Diversified International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 6.56	$ 6.31	$ 6.31	$ 6.40	$ 6.40	$ 6.40
10/31/08	$ 5.66	$ 5.44	$ 5.44	$ 5.50	$ 5.51	$ 5.52
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .22	$ .17	$ .18	$ .21	$ .24	$ .24
Lipper Rankings — International Multi-Cap Core Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	226	of	272	83
3-Year	148	of	185	80
5-Year	91	of	111	82
Class B 1-Year	229	of	272	84
3-Year	167	of	185	90
5-Year	99	of	111	89
Class C 1-Year	231	of	272	85
3-Year	165	of	185	89
5-Year	98	of	111	88
Class R 1-Year	224	of	272	83
3-Year	150	of	185	81
5-Year	93	of	111	84
Class S 1-Year	221	of	272	81
3-Year	140	of	185	76
Institutional Class 1-Year	222	of	272	82
3-Year	139	of	185	75
5-Year	83	of	111	75
10-Year	35	of	52	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,291.30	$ 1,287.80	$ 1,285.10	$ 1,292.90	$ 1,295.50	$ 1,292.90
Expenses Paid per $1,000*	$ 7.91	$ 12.92	$ 12.79	$ 8.09	$ 5.27	$ 5.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,018.30	$ 1,013.91	$ 1,014.01	$ 1,018.15	$ 1,020.62	$ 1,020.37
Expenses Paid per $1,000*	$ 6.97	$ 11.37	$ 11.27	$ 7.12	$ 4.63	$ 4.89

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Diversified International Equity Fund	1.37%	2.24%	2.22%	1.40%	.91%	.96%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Diversified International Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Diversified International Equity Fund. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Portfolio Manager

Russell Shtern, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past 12 months proved to be a highly tumultuous time for the world financial markets, but equities nonetheless finished the period with a strong gain. When the fund's fiscal year began in the autumn of 2008, stocks were experiencing a severe downturn in response to the failure of numerous financial institutions and the evaporation of liquidity from the global financial markets. The slump continued through January and February 2009, reflecting mounting evidence that the financial crisis was beginning to weigh heavily on both economic growth and corporate earnings. Stock prices touched their lows for the year on March 9, 2009, and then embarked on a historic rally as market participants came to see the positive effects of the massive monetary and fiscal stimulus efforts of the world's governments. This rebound carried through the end of the fund's fiscal year amid mounting evidence that the recession was over, helping the market to finish the year with a gain of 27.71% (based on the return of the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index).1

The MSCI EAFE Index far outpaced the gain of 9.80% registered by the Standard & Poor's 500® (S&P 500) Index.2 International equities were helped by the fact that they had underperformed the US market during the downturn, setting the stage for a larger rebound once the markets recovered. International equities were also aided by the weakness in the US dollar relative to foreign currencies, particularly the euro and commodity-linked currencies such as the Australian dollar and Canadian dollar. Since foreign shares are denominated in local currencies, an increase in the value of these currencies relative to the dollar increases the value of the investment when it is measured in US dollar terms.

Our team took over the management duties of the fund on May 1, 2009, at which time the fund's name changed from DWS International Select Equity Fund to DWS Diversified International Equity Fund. While in the past the fund was managed using a bottom-up approach based on fundamental research, we now employ a top-down approach. This strategy is based on the principle that country and sector, rather than stock selection, are the primary drivers of return.

In managing the fund, this strategy seeks to outperform its benchmark by focusing on country and sector weightings rather than individual stock selection. We divide the universe of international stocks according to sector and country, then we employ a quantitative approach that identifies which sectors and countries have high correlations to each other. These highly correlated groups are placed in the same "cluster." The portfolio held 10 clusters as of October 31, 2009, each of which should display a low correlation to the other clusters. Each cluster is assigned an equal weight to maximize diversification potential. We rebalance the portfolio on a quarterly basis to maintain diversification. We believe one of the benefits of this strategy is that the fund is highly diversified at a country and sector level, which should help smooth out returns over time.

The Class A shares of the fund produced a return of 20.98% during the past 12 months, a time that encompasses both the previous strategy and the new, quantitative approach. The fund trailed the 27.71% return of the MSCI EAFE Index. In the six months that preceded the change to the new management team, the fund's Class A shares returned -6.32% and underperformed the -2.64% return of the index. The fund also underperformed slightly following the management change, returning 29.13% versus 31.18% for the benchmark. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive Contributors to Fund Performance

Below, we discuss the past year in terms of the two management styles in order to better illustrate the factors influencing the fund's performance.

During the first phase, November 1, 2008 through April 30, 2009, the fund was helped by both its defensive positioning in the troubled financial sector and the outperformance of its holdings in China Life Ltd.,* Industrial & Commerce Bank of China* and Credit Suisse Group AG. The energy sector was also a source of strength for the fund due to the outperformance of our positions in Petroleo Brasiliero SA* ("Petrobras") and AMEC PLC.* In telecommunications, which performed well during the bear market due to its strong cash flows and defensive nature, the fund was helped by both an overweight position and strong stock selection.3 Health care was a further source of relative strength during this period, as the fund was invested in defensive companies that were minimally affected by the downturn in the global economy.

Following the management change, the largest positive contribution to performance came from the fund's underweights in Japan. We held below-market weightings in the consumer discretionary, financials and industrials sectors in Japan, one of the largest laggards in the global markets. The three groups returned 14.4%, 8.9% and 20.1%, respectively, during the six-month period, well below the return of the broader world markets. Japan's underperformance stemmed from the fact that the strength of the yen exacerbated the impact of slow global growth on corporate results. A more richly valued currency raises the prices global consumers pay for Japanese products, which in turn crimps sales. In September, for example, Toyota reported negative earnings for the first time in its 70-year history. While Toyota's troubles make it one of the more high-profile victims of the combination of slower growth and rising yen, it is just one of many Japanese corporations to face this challenge. The result, for the fund, was positive relative performance from its underweights in Japan.

Outside of Japan, the fund's leading contributors among its country/sector combinations proved to be a diverse group. Key contributors included overweights in Netherlands/telecommunications, Ireland/health care, Austria/financials, and Germany/consumer staples. All four groups outperformed the broader world markets by a wide margin during the final six months of the year.

Negative Contributors to Fund Performance

Prior to the management change, the fund's relative performance was hurt by its holdings in the industrials sector, including East Japan Railway Co., Mitsubishi Corp. and the German industrial conglomerate Siemens AG. In the consumer sector, performance was hurt by positions in Japanese stocks — Japan Tobacco, Inc. and the convenience store operator Seven & I Holdings Co., Ltd. — as well as by a handful of stocks based in Great Britain. Additional underperformers included Canon Inc. and Nintendo Co., Ltd., both of which were hurt by concerns about the slowdown in business and consumer spending and the global metals and mining companies BHP Billiton PLC and Xstrata PLC.

The months that followed the fund's management change brought outstanding returns for the areas of the market that lagged by the widest margin during the previous downturn, most notably the financial sector. In this environment, the fund's underweights in the financial sectors of various countries were a negative for performance. Among these were Australia, where financials gained 72.3%, the United Kingdom (+45.8%) and Spain (+64.1%).

Consistent with the underperformance of the Japanese stock market, the fund was hurt by its overweight in the utilities, energy and telecommunications sectors in Japan. All three produced a positive return but significantly lagged the performance of the MSCI EAFE Index. Our positioning also weighed on performance in Australia. In addition to losing ground from the underweight in financials, the fund was hurt by an overweight in utilities, which lagged in a rising market and an underweight in materials, which outperformed due the impressive gains in commodities prices.

Outlook and Positioning

We believe the new, proprietary investment process being used by DWS Diversified International Equity Fund makes this a unique product within the universe of international mutual funds. For investors looking for a way to diversify their domestic portfolios, this fund offers a compelling combination of extensive diversification, low turnover and an approach that looks beyond market capitalization to structure a more optimized portfolio.

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market-capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

* Not held in the portfolio as of October 31, 2009.

Portfolio Summary

Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/09	10/31/08

Continental Europe	55%	56%
Japan	15%	23%
United Kingdom	8%	7%
Emerging Markets	7%	4%
Australia	6%	—
Canada	5%	1%
Asia (excluding Japan)	4%	6%
Other	—	3%
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks, Rights and Participatory Notes)	10/31/09	10/31/08

Telecommunication Services	16%	12%
Consumer Staples	14%	10%
Health Care	14%	21%
Financials	10%	18%
Consumer Discretionary	9%	3%
Industrials	9%	4%
Utilities	8%	7%
Materials	8%	9%
Energy	6%	11%
Information Technology	6%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2009 (14.1% of Net Assets)	Country	Percent
1. Novo Nordisk AS Develops, produces and markets pharmaceutical products	Denmark	1.9%
2. Sanofi-Aventis Manufactures prescription pharmaceuticals	France	1.9%
3. Nestle SA A multinational company that markets a wide range of food products	Switzerland	1.8%
4. Telefonaktiebolaget LM Ericsson Producer of advanced systems and products for wired and mobile communication	Sweden	1.3%
5. Koninklijke (Royal) KPN NV Provides telecommunications services	Netherlands	1.3%
6. GlaxoSmithKline PLC Develops, manufactures, and markets vaccines and medicines	United Kingdom	1.3%
7. Swisscom AG Operates in public telecommunications networks and application services	Switzerland	1.2%
8. Telefonica SA Provider of telecommunication services	Spain	1.2%
9. Deutsche Telekom AG Offers fixed-line and mobile telephone and information technology services for businesses	Germany	1.1%
10. Unilever NV Manufactures foods and home and personal care products	Netherlands	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

	Shares	Value ($)

Common Stocks 88.3%
Australia 5.8%
AGL Energy Ltd.	109,288	1,347,696
Aristocrat Leisure Ltd.	16,232	64,223
Arrow Energy Ltd.*	10,035	36,323
Australia & New Zealand Banking Group Ltd.	5,432	110,487
BHP Billiton Ltd.	13,874	455,583
Brambles Ltd.	25,740	161,094
Coca-Cola Amatil Ltd.	8,863	84,068
Cochlear Ltd.	1,764	101,091
Commonwealth Bank of Australia	3,442	158,449
Crown Ltd.	19,411	140,149
CSL Ltd.	18,182	511,138
CSR Ltd.	39,764	67,221
Fairfax Media Ltd.	87,591	124,172
Foster's Group Ltd.	23,566	114,810
Leighton Holdings Ltd.	3,331	105,094
Macquarie Infrastructure Group (Units)	58,316	74,998
National Australia Bank Ltd.	4,943	129,835
Newcrest Mining Ltd.	2,210	62,881
Origin Energy Ltd.	13,493	191,614
Paladin Energy Ltd.*	9,550	34,700
Qantas Airways Ltd.	36,331	89,214
QBE Insurance Group Ltd.	2,961	59,596
Rio Tinto Ltd.	1,260	69,970
Santos Ltd.	12,702	168,663
Sonic Healthcare Ltd.	13,273	164,348
SP Ausnet	352,311	275,354
TABCORP Holdings Ltd.	24,015	152,494
Tatts Group Ltd.	45,213	99,995
Telstra Corp., Ltd.	234,950	699,955
Toll Holdings Ltd.	14,124	106,667
Transurban Group (Units)	25,217	102,365
Wesfarmers Ltd.	10,404	256,339
Westfield Group (REIT) (Units)	7,987	85,497
Westpac Banking Corp.	6,726	156,628
Woodside Petroleum Ltd.	7,355	309,028
Woolworths Ltd.	12,005	307,063
WorleyParsons Ltd.	3,338	77,535
(Cost $5,459,481)		7,256,337
Austria 1.1%
Erste Group Bank AG	8,609	345,925
OMV AG	16,734	691,584
Raiffeisen International Bank-Holding AG	3,021	177,214
Vienna Insurance Group	2,490	140,202
(Cost $926,286)		1,354,925
Belgium 2.7%
Anheuser-Busch InBev NV	10,986	516,297
Belgacom SA	27,509	1,031,800
Colruyt SA	243	57,845
Compagnie Nationale a Portefeuille	1,238	64,657
Delhaize Group	1,678	113,909
Dexia SA*	9,817	81,680
Fortis*	40,367	174,514
Groupe Bruxelles Lambert SA	1,780	157,006
KBC Groep NV*	3,094	132,106
Mobistar SA	5,895	404,927
Solvay SA	3,785	372,124
Umicore	8,319	252,686
(Cost $2,613,070)		3,359,551
Bermuda 0.1%
Seadrill Ltd.* (Cost $96,482)	7,900	164,765
Canada 4.5%
Agnico-Eagle Mines Ltd.	800	42,586
Bank of Montreal	1,500	69,396
Bank of Nova Scotia	2,800	117,093
Barrick Gold Corp.	3,600	129,621
BCE, Inc.	13,000	311,049
Bombardier, Inc. "B"	22,500	91,285
Cameco Corp.	2,100	58,533
Canadian Imperial Bank of Commerce	1,000	57,299
Canadian National Railway Co.	5,700	275,505
Canadian Natural Resources Ltd.	1,900	123,301
Canadian Pacific Railway Ltd.	2,800	121,362
Canadian Tire Corp., Ltd. "A"	1,800	90,977
Canadian Utilities Ltd. "A"	5,600	199,407
EnCana Corp.	2,200	121,991
Fortis, Inc.	11,300	264,211
George Weston Ltd.	1,500	76,466
Goldcorp, Inc.	3,200	117,643
Imperial Oil Ltd.	2,900	109,080
Kinross Gold Corp.	3,300	61,300
Loblaw Companies Ltd.	3,600	99,345
Magna International, Inc. "A"	2,834	111,862
Manulife Financial Corp.	3,500	65,662
Metro, Inc. "A"	3,100	96,691
Nexen, Inc.	2,400	51,635
Potash Corp. of Saskatchewan, Inc.	1,301	121,282
Research In Motion Ltd.*	7,400	436,457
Ritchie Bros. Auctioneers, Inc.	1,700	37,439
Rogers Communications, Inc. "B"	8,800	258,214
Royal Bank of Canada	2,800	141,805
Saputo, Inc.	4,400	105,603
Shaw Communications, Inc. "B"	7,400	131,648
Shoppers Drug Mart Corp.	6,500	258,246
SNC-Lavalin Group, Inc.	2,900	117,254
Suncor Energy, Inc.	4,632	153,765
Teck Resources Ltd. "B"*	3,500	101,599
Telus Corp.	3,000	89,414
Thomson Reuters Corp.	12,260	389,725
Toronto-Dominion Bank	1,900	108,306
TransAlta Corp.	14,300	266,824
Viterra, Inc.*	6,700	63,777
Yamana Gold, Inc.	4,100	43,499
(Cost $4,977,980)		5,688,157
Cyprus 0.1%
Bank of Cyprus Public Co., Ltd. (Cost $70,218)	11,195	87,676
Denmark 3.7%
A P Moller-Maersk AS "A"	15	99,233
A P Moller-Maersk AS "B"	23	156,234
Carlsberg AS "B"	9,140	638,930
Coloplast AS "B"	1,951	159,067
Danske Bank AS*	17,236	397,632
DSV AS*	4,924	76,258
H. Lundbeck AS	5,121	98,958
Novo Nordisk AS "B"	38,877	2,417,735
Topdanmark AS*	618	89,163
Trygvesta AS	1,368	98,588
Vestas Wind Systems AS*	4,451	313,466
William Demant Holding AS*	2,169	154,273
(Cost $3,915,505)		4,699,537
Finland 2.3%
Fortum Oyj	26,514	627,388
Kone Oyj "B"	8,241	307,604
Metso Corp.	7,699	214,786
Nokia Oyj	23,680	298,806
Outokumpu Oyj	6,381	105,151
Pohjola Bank PLC "A"	10,029	111,351
Rautaruukki Oyj	4,639	94,511
Sampo Oyj "A"	20,389	488,063
Stora Enso Oyj "R"*	29,072	220,668
UPM-Kymmene Oyj	25,561	307,524
Wartsila Corp.	5,082	183,682
(Cost $2,448,825)		2,959,534
France 7.6%
Air Liquide SA	1,608	173,642
Alcatel-Lucent*	38,699	144,749
Alstom SA	745	51,580
Atos Origin SA*	1,476	69,090
AXA SA	5,548	137,874
BNP Paribas	2,540	191,080
Bouygues SA	1,486	69,916
Cap Gemini	3,086	143,259
Carrefour SA	14,118	606,402
Casino Guichard-Perrachon SA	1,359	107,931
Compagnie de Saint-Gobain	2,434	118,500
Credit Agricole SA	4,088	78,511
DANONE SA	11,505	691,272
Dassault Systemes SA	1,975	113,865
Electricite de France	1,237	68,792
Essilor International SA	5,866	328,824
France Telecom SA	50,879	1,258,028
GDF Suez	5,948	248,931
Iliad SA	569	61,600
L'Oreal SA	5,246	534,652
Lafarge SA	2,136	174,206
LVMH Moet Hennessy Louis Vuitton SA	1,095	113,598
Neopost SA	952	83,383
Pernod Ricard SA	4,262	355,718
Sanofi-Aventis	32,002	2,339,117
Schneider Electric SA	1,225	127,239
Societe Generale	1,590	105,609
Suez Environnement Co.	2,266	50,423
Total SA (a)	10,024	596,897
Unibail-Rodamco SE (REIT)	516	114,254
Veolia Environnement	2,694	87,721
Vinci SA	2,195	114,564
Vivendi	4,324	119,767
(Cost $7,778,421)		9,580,994
Germany 4.9%
Allianz SE (Registered)	1,793	205,491
BASF SE	4,940	264,274
Bayer AG	4,088	283,155
Bayerische Motoren Werke (BMW) AG	2,177	106,371
Beiersdorf AG	8,821	542,526
Daimler AG (Registered)	4,941	240,515
Deutsche Boerse AG	974	78,992
Deutsche Post AG (Registered)	4,805	81,111
Deutsche Telekom AG (Registered)	102,924	1,403,758
E.ON AG	6,851	261,871
Fresenius Medical Care AG & Co. KGaA	1,148	55,684
Henkel AG & Co. KGaA	12,020	471,305
K+S AG	894	48,697
Linde AG	1,077	112,629
MAN SE	914	75,243
Merck KGaA	516	48,473
Metro AG	11,097	616,547
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	988	156,702
RWE AG	1,553	135,985
SAP AG	8,981	405,845
Siemens AG (Registered)	3,723	335,478
Suedzucker AG	6,532	134,666
ThyssenKrupp AG	2,421	77,882
Volkswagen AG	510	82,881
(Cost $4,990,026)		6,226,081
Greece 0.8%
Alpha Bank A.E.*	5,347	102,126
EFG Eurobank Ergasias*	6,105	95,369
Marfin Investment Group SA*	11,119	43,922
National Bank of Greece SA*	5,025	182,480
OPAP SA	21,633	552,732
Piraeus Bank SA	5,204	88,933
(Cost $1,008,176)		1,065,562
Hong Kong 2.3%
Cheung Kong (Holdings) Ltd.	12,000	152,792
Cheung Kong Infrastructure Holdings Ltd.	8,000	28,366
CLP Holdings Ltd.	37,500	250,706
Esprit Holdings Ltd.	40,500	265,385
Genting Singapore PLC* (a)	253,000	188,890
Hang Seng Bank Ltd.	5,400	76,488
Hong Kong & China Gas Co., Ltd.	83,000	199,363
Hong Kong Exchanges & Clearing Ltd.	6,100	107,083
HongKong Electric Holdings Ltd.	21,000	111,923
Hutchison Whampoa Ltd.	57,000	399,045
Li & Fung Ltd.	76,000	317,588
MTR Corp., Ltd.	41,000	141,442
Noble Group Ltd.	26,000	47,437
NWS Holdings Ltd.	27,000	51,111
Shangri-La Asia Ltd.	58,000	110,726
Sun Hung Kai Properties Ltd.	11,000	166,270
Swire Pacific Ltd. "A"	12,000	145,817
Television Broadcasts Ltd.	14,000	66,003
Yue Yuen Industrial (Holdings) Ltd.	28,500	78,975
(Cost $2,250,312)		2,905,410
Ireland 0.6%
CRH PLC	25,283	616,659
Experian PLC	9,145	83,783
(Cost $484,247)		700,442
Italy 3.4%
A2A SpA	26,463	48,774
Assicurazioni Generali SpA	4,657	117,263
Atlantia SpA	8,411	199,048
Enel SpA	71,169	424,282
Eni SpA	21,089	522,859
Fiat SpA*	22,999	341,552
Finmeccanica SpA	13,102	219,935
Intesa Sanpaolo*	33,805	142,416
Lottomatica SpA	3,306	70,454
Luxottica Group SpA*	3,194	77,524
Mediaset SpA	22,753	148,067
Prysmian SpA	3,992	70,107
Saipem SpA	2,945	87,225
Snam Rete Gas SpA	23,296	113,024
Telecom Italia SpA	614,715	976,342
Telecom Italia SpA (RSP)	376,932	415,219
Terna — Rete Elettrica Nationale SpA	20,999	83,231
UBI Banca — Unione di Banche Italiane ScpA	5,181	73,945
UniCredit SpA*	51,745	173,098
(Cost $3,484,443)		4,304,365
Japan 14.7%
AEON Co., Ltd.	15,800	140,846
Ajinomoto Co., Inc.	19,000	177,974
Alfresa Holdings Corp.	1,300	56,591
Asahi Breweries Ltd.	11,600	206,083
Asahi Kasei Corp.	21,000	103,573
Astellas Pharma, Inc.	10,300	377,094
Canon, Inc.	6,150	230,784
Central Japan Railway Co.	11	73,444
Chubu Electric Power Co., Inc.	13,700	307,158
Chugai Pharmaceutical Co., Ltd.	5,200	102,367
Chugoku Electric Power Co., Inc.	4,900	99,526
Cosmo Oil Co., Ltd.	25,000	65,178
Daiichi Sankyo Co., Ltd.	16,200	320,587
Dainippon Sumitomo Pharma Co., Ltd.	5,700	58,812
Denso Corp.	3,300	90,143
Dowa Holdings Co., Ltd.	10,000	57,420
East Japan Railway Co.	1,798	115,239
Eisai Co., Ltd.	6,000	212,616
Electric Power Development Co., Ltd.	3,600	112,330
FamilyMart Co., Ltd.	2,800	83,375
FANUC Ltd.	1,000	83,995
FUJIFILM Holdings Corp.	4,100	117,824
Fujitsu Ltd.	16,000	93,031
Hisamitsu Pharmaceutical Co., Inc.	2,200	75,365
Hitachi Ltd.*	26,000	83,853
Hokkaido Electric Power Co., Inc.	4,900	94,619
Hokuriku Electric Power Co.	3,900	89,379
Honda Motor Co., Ltd.	5,900	182,568
HOYA Corp.	3,700	81,032
Idemitsu Kosan Co., Ltd.	800	58,361
INPEX Corp.	26	212,736
ITOCHU Corp.	11,000	68,722
Japan Petroleum Exploration Co., Ltd.	1,600	79,981
Japan Tobacco, Inc.	115	320,537
JFE Holdings, Inc.	4,800	154,572
Kansai Electric Power Co., Inc.	15,800	343,419
Kao Corp.	13,000	292,000
KDDI Corp.	104	552,620
Keyence Corp.	400	79,366
Kikkoman Corp.	7,000	80,097
Kirin Holdings Co., Ltd.	22,000	360,931
Kobe Steel Ltd.*	55,000	99,420
Komatsu Ltd.	7,200	139,915
Kyocera Corp.	1,400	117,166
Kyowa Hakko Kirin Co., Ltd.	11,000	127,552
Kyushu Electric Power Co., Inc.	6,600	134,992
Lawson, Inc.	2,600	116,092
Medipal Holdings Corp.	5,500	77,500
MEIJI Holdings Co., Ltd.*	2,400	97,863
Mitsubishi Chemical Holdings Corp.	20,000	74,397
Mitsubishi Corp.	6,700	143,131
Mitsubishi Electric Corp.*	12,000	90,504
Mitsubishi Estate Co., Ltd.	7,000	106,285
Mitsubishi Heavy Industries Ltd.	22,000	77,365
Mitsubishi Tanabe Pharma Corp.	7,000	89,964
Mitsubishi UFJ Financial Group, Inc.	42,200	225,273
Mitsui & Co., Ltd.	8,500	109,703
Mitsui Fudosan Co., Ltd.	7,000	112,385
Mitsui O.S.K Lines Ltd.	13,000	75,384
Mitsui Sumitomo Insurance Group Holdings, Inc.	3,100	73,390
Mizuho Financial Group, Inc.	51,000	101,389
Murata Manufacturing Co., Ltd.	2,100	103,500
NEC Corp.*	21,000	58,999
Nidec Corp.	1,000	85,296
Nintendo Co., Ltd.	600	153,001
Nippon Meat Packers, Inc.	6,000	70,457
Nippon Mining Holdings, Inc.	34,500	152,253
Nippon Oil Corp.	37,000	180,707
Nippon Steel Corp.	48,000	180,768
Nippon Telegraph & Telephone Corp.	17,905	739,718
Nissan Motor Co., Ltd.*	14,500	103,109
Nisshin Seifun Group, Inc.	7,500	99,485
Nissin Foods Holdings Co., Ltd.	2,300	81,324
Nitto Denko Corp.	2,400	71,554
Nomura Holdings, Inc.	17,000	118,961
NTT DoCoMo, Inc.	541	788,087
OJI Paper Co., Ltd.	14,000	61,179
Olympus Corp.	6,000	186,799
Ono Pharmaceutical Co., Ltd.	2,900	138,996
Osaka Gas Co., Ltd.	42,000	141,361
Panasonic Corp.	7,900	109,520
Resona Holdings, Inc.	3,400	40,548
Ricoh Co., Ltd.	7,000	96,597
Santen Pharmaceutical Co., Ltd.	2,800	96,679
Sapporo Holdings Ltd.	14,000	73,559
Seven & I Holdings Co., Ltd.	20,100	440,661
Sharp Corp.	6,000	63,554
Shikoku Electric Power Co., Inc.	3,400	95,998
Shin-Etsu Chemical Co., Ltd.	3,300	173,844
Shionogi & Co., Ltd.	7,000	151,095
Shiseido Co., Ltd.	10,000	183,189
Showa Shell Sekiyu K.K.	10,100	99,210
Softbank Corp.	27,000	633,761
Sony Corp.	4,500	132,253
Sumitomo Chemical Co., Ltd.	19,000	75,154
Sumitomo Corp.	6,800	66,209
Sumitomo Metal Industries Ltd.	37,000	93,880
Sumitomo Metal Mining Co., Ltd.	6,000	93,879
Sumitomo Mitsui Financial Group, Inc.	3,500	120,222
Suzuken Co., Ltd.	2,400	85,871
Taisho Pharmaceutical Co., Ltd.	4,000	72,904
Takeda Pharmaceutical Co., Ltd.	16,900	679,610
Terumo Corp.	3,800	198,576
Tohoku Electric Power Co., Inc.	7,600	156,661
Tokio Marine Holdings, Inc.	4,200	108,068
Tokyo Electric Power Co., Inc.	25,600	631,861
Tokyo Electron Ltd.	1,600	88,942
Tokyo Gas Co., Ltd.	44,000	174,184
TonenGeneral Sekiyu K.K.	12,000	109,369
Toray Industries, Inc.	19,000	107,712
Toshiba Corp.*	26,000	146,854
Toyo Suisan Kaisha Ltd.	3,000	78,665
Toyota Motor Corp.	10,700	423,401
Tsumura & Co.	2,000	68,729
Unicharm Corp.	1,200	114,969
UNY Co., Ltd.	10,700	79,213
Yakult Honsha Co., Ltd.	3,300	84,958
Yamazaki Baking Co., Ltd.	5,000	61,750
(Cost $17,046,654)		18,513,481
Luxembourg 0.4%
ArcelorMittal	8,488	284,191
Millicom International Cellular SA (SDR)*	1,537	100,221
Tenaris SA	4,228	75,314
(Cost $331,307)		459,726
Netherlands 6.8%
AEGON NV*	22,374	159,408
Akzo Nobel NV	6,122	361,790
ASML Holding NV	18,227	490,705
Fugro NV (CVA)	1,022	56,911
Heineken Holding NV	1,828	71,261
Heineken NV	6,432	284,796
ING Groep NV (CVA)*	23,816	307,923
Koninklijke (Royal) KPN NV	89,712	1,626,468
Koninklijke (Royal) Philips Electronics NV	15,616	392,568
Koninklijke Ahold NV	35,323	444,823
Koninklijke DSM NV	4,673	204,453
Randstad Holding NV*	2,331	88,645
Reed Elsevier NV	110,305	1,287,178
Royal Dutch Shell PLC "A"	4,478	132,716
Royal Dutch Shell PLC "B"	3,411	98,809
TNT NV	6,985	185,064
Unilever NV (CVA)	45,240	1,393,297
Wolters Kluwer NV	41,908	935,069
(Cost $6,495,960)		8,521,884
Norway 2.7%
DnB NOR ASA* (a)	58,700	673,445
Norsk Hydro ASA*	56,200	366,901
Orkla ASA	35,200	325,512
Renewable Energy Corp. AS*	11,600	69,182
StatoilHydro ASA	24,800	588,125
Telenor ASA*	74,900	964,158
Yara International ASA	12,800	425,755
(Cost $2,230,615)		3,413,078
Portugal 0.3%
Brisa Auto-Estradas de Portugal SA	6,527	64,267
EDP — Energias de Portugal SA	66,689	294,559
(Cost $282,527)		358,826
Singapore 1.7%
CapitaLand Ltd.	20,000	57,782
ComfortDelGro Corp., Ltd.	60,000	65,006
DBS Group Holdings Ltd.	14,000	127,752
Fraser & Neave Ltd.	27,000	73,288
Jardine Cycle & Carriage Ltd.	9,000	147,234
Keppel Corp., Ltd.	24,000	137,717
Oversea-Chinese Banking Corp., Ltd.	25,000	134,260
SembCorp Industries Ltd.	26,000	60,750
SembCorp Marine Ltd.	24,000	58,383
Singapore Airlines Ltd.	12,000	114,991
Singapore Airport Terminal Services Ltd.	8,760	15,239
Singapore Exchange Ltd.	9,000	51,049
Singapore Press Holdings Ltd.	122,000	332,002
Singapore Technologies Engineering Ltd.	26,000	52,459
Singapore Telecommunications Ltd.	262,000	542,813
United Overseas Bank Ltd.	13,000	155,365
(Cost $1,528,006)		2,126,090
Spain 3.8%
Abertis Infraestructuras SA	7,875	167,439
Acciona SA	387	47,308
ACS, Actividades de Construccion y Servicios SA	3,752	180,284
Banco Bilbao Vizcaya Argentaria SA	7,844	140,501
Banco Santander SA	17,200	276,866
Cintra Concesiones de Infraestructuras de Transporte SA	9,667	99,763
EDP Renovaveis SA*	8,728	87,014
Enagas	3,019	62,152
Fomento de Construcciones y Contratas SA	1,952	79,331
Gamesa Corp. Tecnologica SA	4,653	85,207
Gas Natural SDG SA	2,866	57,571
Grupo Ferrovial SA (a)	2,260	93,512
Iberdrola Renovables SA	16,993	75,525
Iberdrola SA	26,857	243,499
Indra Sistemas SA	3,594	84,524
Industria de Diseno Textil SA (a)	8,207	481,743
Red Electrica Corporacion SA	1,496	77,367
Repsol YPF SA	30,030	799,463
Telefonica SA	53,930	1,505,290
Zardoya Otis SA	4,076	81,886
(Cost $3,360,976)		4,726,245
Sweden 3.5%
AB SKF "B"	4,661	75,092
Atlas Copco AB "A"	8,310	113,558
Electrolux AB "B"*	6,852	166,415
Hennes & Mauritz AB "B"	8,880	509,495
Holmen AB "B"	3,342	91,629
Husqvarna AB "B"*	10,919	69,748
Nordea Bank AB	22,010	240,814
Sandvik AB	9,845	110,976
Skandinaviska Enskilda Banken AB "A"*	11,402	71,031
SSAB AB "A"	11,886	184,925
SSAB AB "B"	6,285	89,661
Svenska Cellulosa AB "B"	30,904	429,470
Svenska Handelsbanken AB "A"	4,265	112,106
Tele2 AB "B"	5,895	86,992
Telefonaktiebolaget LM Ericsson "B"	156,229	1,665,652
TeliaSonera AB	36,201	241,935
Volvo AB "B"	9,438	90,819
(Cost $3,233,189)		4,350,318
Switzerland 7.2%
ABB Ltd. (Registered)*	13,940	259,690
Actelion Ltd. (Registered)*	1,372	75,626
Adecco SA (Registered)	1,178	52,664
Aryzta AG*	1,449	56,933
Compagnie Financiere Richemont SA "A"	9,546	267,266
Credit Suisse Group AG (Registered)	3,684	196,778
GAM Holding Ltd.	723	8,810
Geberit AG (Registered)*	473	78,335
Givaudan SA (Registered)	143	105,847
Holcim Ltd. (Registered)	2,975	188,861
Julius Baer Group Ltd.	723	27,217
Lonza Group AG (Registered)	638	49,709
Nestle SA (Registered)	49,896	2,319,416
Nobel Biocare Holding AG (Registered)	1,849	52,458
Novartis AG (Registered)	22,317	1,164,127
Roche Holding AG (Genusschein)	8,057	1,290,907
SGS SA (Registered)	46	61,506
Sonova Holding AG (Registered)	623	64,107
STMicroelectronics NV	15,190	121,921
Swatch Group AG (Bearer)	725	169,018
Swatch Group AG (Registered)	1,152	51,644
Swiss Reinsurance Co., Ltd. (Registered)	1,017	41,437
Swisscom AG (Registered)	4,182	1,511,362
Syngenta AG (Registered)	1,464	346,545
Synthes, Inc.	732	86,867
UBS AG (Registered)*	9,994	167,363
Xstrata PLC*	7,134	102,184
Zurich Financial Services AG	437	100,043
(Cost $6,655,378)		9,018,641
United Kingdom 7.3%
Anglo American PLC*	6,006	218,169
AstraZeneca PLC	21,920	985,245
Autonomy Corp. PLC*	14,696	323,017
BAE Systems PLC	30,972	159,383
Barclays PLC*	14,664	76,723
BG Group PLC	5,025	86,627
BHP Billiton PLC	7,494	202,688
BP PLC	29,463	277,475
British American Tobacco PLC	4,235	135,221
British Sky Broadcasting Group PLC	9,667	84,277
BT Group PLC	94,099	200,896
Cable & Wireless PLC	33,681	79,913
Cadbury PLC	4,898	61,697
Capita Group PLC	7,861	98,363
Centrica PLC	44,219	179,613
Compass Group PLC	16,735	106,252
Diageo PLC	7,810	127,290
Drax Group PLC	4,998	38,021
GlaxoSmithKline PLC	77,118	1,583,735
HSBC Holdings PLC	24,845	274,940
Imperial Tobacco Group PLC	2,799	82,487
International Power PLC	18,462	76,849
Kingfisher PLC	20,918	76,522
Marks & Spencer Group PLC	12,065	67,605
National Grid PLC	20,716	205,980
Next PLC	1,899	55,741
Pearson PLC	8,058	109,673
Reckitt Benckiser Group PLC	996	49,521
Reed Elsevier PLC	11,153	84,568
Rio Tinto PLC	3,354	148,032
Rolls-Royce Group PLC*	21,606	159,550
Rolls-Royce Group PLC "C"*	1,296,360	2,128
SABMiller PLC	2,992	78,573
Scottish & Southern Energy PLC	8,471	149,969
Severn Trent PLC	4,015	62,680
Shire PLC	9,247	163,556
Smith & Nephew PLC	14,366	127,100
Smiths Group PLC	5,574	81,542
Standard Chartered PLC	3,869	95,008
Tesco PLC	22,190	148,080
The Sage Group PLC	104,515	365,427
Unilever PLC	2,855	85,456
United Utilities Group PLC	10,809	78,045
Vodafone Group PLC	536,410	1,186,801
William Morrison Supermarkets PLC	11,099	50,890
Wolseley PLC*	2,160	43,668
WPP PLC	13,455	120,663
(Cost $7,358,427)		9,255,659
Total Common Stocks (Cost $89,026,511)		111,097,284

Preferred Stocks 0.7%
Germany
Fresenius SE	721	41,852
Henkel AG & Co. KGaA	16,666	755,851
Volkswagen AG	722	71,839
Total Preferred Stocks (Cost $580,581)		869,542

Rights 0.0%
Australia
CSR Ltd., Expiration Date 11/20/2009* (Cost $0)	6,958	1,660
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.5%
US Treasury Obligation
US Treasury Bill, 0.19%**, 3/18/2010 (b) (Cost $672,513)	673,000	672,733
	Shares	Value ($)

Exchange-Traded Funds 7.0%
iShares MSCI Emerging Markets Index (a)	95,000	3,568,200
Vanguard Emerging Markets (a)	139,150	5,232,040
Total Exchange-Traded Funds (Cost $7,591,971)		8,800,240

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $8,504,186)	8,504,186	8,504,186

Cash Equivalents 3.0%
Central Cash Management Fund, 0.19% (c) (Cost $3,793,760)	3,793,760	3,793,760
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $110,169,522)+	106.3	133,739,405
Other Assets and Liabilities, Net	(6.3)	(7,920,362)
Net Assets	100.0	125,819,043

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $111,164,124. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $22,575,281. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,665,099 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,089,818.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $7,766,707, which is 6.2% of net assets.

(b) At October 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At October 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
ASX SPI 200 Index	12/17/2009	5	516,901	520,286	3,385
DJ Euro Stoxx 50 Index	12/18/2009	63	2,588,498	2,527,384	(61,114)
FTSE 100 Index	12/18/2009	5	409,836	410,394	558
Nikkei 225 Index	12/10/2009	16	804,446	779,200	(25,246)
S&P TSE 60 Index	12/17/2009	2	245,387	238,695	(6,692)
Total net unrealized depreciation					(89,109)

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments
Australia	$ 1,660	$ 7,256,337	$ —	$ 7,257,997
Austria	—	1,354,925	—	1,354,925
Belgium	—	3,359,551	—	3,359,551
Bermuda	—	164,765	—	164,765
Canada	5,688,157	—	—	5,688,157
Cyprus	—	87,676	—	87,676
Denmark	—	4,699,537	—	4,699,537
Finland	—	2,959,534	—	2,959,534
France	—	9,580,994	—	9,580,994
Germany	—	7,095,623	—	7,095,623
Greece	—	1,065,562	—	1,065,562
Hong Kong	—	2,905,410	—	2,905,410
Ireland	—	700,442	—	700,442
Italy	—	4,304,365	—	4,304,365
Japan	—	18,513,481	—	18,513,481
Luxembourg	—	459,726	—	459,726
Netherlands	—	8,521,884	—	8,521,884
Norway	—	3,413,078	—	3,413,078
Portugal	—	358,826	—	358,826
Singapore	—	2,126,090	—	2,126,090
Spain	—	4,726,245	—	4,726,245
Sweden	—	4,350,318	—	4,350,318
Switzerland	—	9,018,641	—	9,018,641
United Kingdom	—	9,255,659	—	9,255,659
Exchange-Traded Funds	8,800,240	—	—	8,800,240
Short-Term Investments (e)	12,297,946	672,733	—	12,970,679
Total	$ 26,788,003	$ 106,951,402	$ —	$ 133,739,405
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)	$ (89,109)	$ —	$ —	$ (89,109)
Total	$ (89,109)	$ —	$ —	$ (89,109)

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (deprecation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $97,871,576) — including $7,766,707 of securities loaned	$ 121,441,459
Investment in Daily Assets Fund Institutional (cost $8,504,186)*	8,504,186
Investment in Central Cash Management Fund (cost $3,793,760)	3,793,760
Total investments, at value (cost $110,169,522)	133,739,405
Cash	15,237
Foreign currency, at value (cost $427,104)	427,912
Dividends receivable	195,829
Interest receivable	3,602
Receivable for Fund shares sold	432,024
Foreign taxes recoverable	286,676
Other assets	47,972
Total assets	135,148,657
Liabilities
Payable for investments purchased	2,127
Payable for Fund shares redeemed	355,915
Payable upon return of securities loaned	8,504,186
Payable for variation margin on open futures contracts	155,700
Accrued management fee	140,703
Other accrued expenses and payables	170,983
Total liabilities	9,329,614
Net assets, at value	$ 125,819,043
Net Assets Consist of
Undistributed net investment income	2,021,863
Net unrealized appreciation (depreciation) on: Investments	23,569,883
Futures	(89,109)
Foreign currency	50,277
Accumulated net realized gain (loss)	(90,477,334)
Paid-in capital	190,743,463
Net assets, at value	$ 125,819,043

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($47,079,891 ÷ 7,173,632 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.56
Maximum offering price per share (100 ÷ 94.25 of $6.56)	$ 6.96

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,234,361 ÷ 512,548 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 6.31

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,332,985 ÷ 1,003,476 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 6.31

Class R

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,293,010 ÷ 202,100 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 6.40
Class S Net Asset Value, offering and redemption price(a) per share ($21,062,086 ÷ 3,292,841 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.40

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($46,816,710 ÷ 7,312,784 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 6.40

(a) Redemption price per share for shares held less than 15 daysis equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $383,480)	$ 3,067,795
Interest	330
Income distributions — affiliated cash management vehicles	23,285
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	172,784
Total Income	3,264,194
Expenses: Management fee	779,251
Administration fee	111,322
Services to shareholders	219,805
Distribution and service fees	197,347
Custodian fee	75,241
Professional fees	97,866
Trustees' fees and expenses	3,570
Reports to shareholders	77,201
Registration fees	86,223
Other	37,635
Total expenses before expense reductions	1,685,461
Expense reductions	(304,347)
Total expenses after expense reductions	1,381,114
Net investment income (loss)	1,883,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(49,029,785)
Futures	526,161
Foreign currency	153,363
(48,350,261)
Change in net unrealized appreciation (depreciation) on: Investments	66,746,792
Futures	(89,109)
Foreign currency	(3,227)
66,654,456
Net gain (loss)	18,304,195
Net increase (decrease) in net assets resulting from operations	$ 20,187,275

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income (loss)	$ 1,883,080	$ 5,501,650
Net realized gain (loss)	(48,350,261)	(41,898,322)
Change in net unrealized appreciation (depreciation)	66,654,456	(101,301,566)
Net increase (decrease) in net assets resulting from operations	20,187,275	(137,698,238)
Distributions to shareholders from: Net investment income: Class A	(1,800,755)	(492,544)
Class B	(140,465)	—
Class C	(233,767)	—
Class R	(24,212)	(1,228)
Class S	(964,835)	(494,472)
Institutional Class	(1,756,423)	(899,080)
Net realized gains: Class A	—	(19,678,787)
Class B	—	(2,343,447)
Class C	—	(3,790,671)
Class R	—	(111,077)
Class S	—	(11,715,195)
Institutional Class	—	(19,988,702)
Total distributions	$ (4,920,457)	$ (59,515,203)
Fund share transactions: Proceeds from shares sold	33,523,003	97,994,468
Reinvestment of distributions	4,705,394	51,003,669
Cost of shares redeemed	(52,120,288)	(114,480,340)
Redemption fees	1,698	5,253
Net increase (decrease) in net assets from Fund share transactions	(13,890,193)	34,523,050
Increase (decrease) in net assets	1,376,625	(162,690,391)
Net assets at beginning of year	124,442,418	287,132,809
Net assets at end of period (including undistributed net investment income of $2,021,863 and $4,892,855, respectively)	$ 125,819,043	$ 124,442,418

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.66	$ 14.53	$ 13.15	$ 11.28	$ 10.21
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.22[b]	.14	.16[b]	.17[b]
Net realized and unrealized gain (loss)	1.04	(6.18)	3.47	2.51	1.72
Total from investment operations	1.12	(5.96)	3.61	2.67	1.89
Less distributions from: Net investment income	(.22)	(.07)	(.44)	—	(.47)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.35)
Total distributions	(.22)	(2.91)	(2.23)	(.80)	(.82)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.56	$ 5.66	$ 14.53	$ 13.15	$ 11.28
Total Return (%)[c]	20.98[e]	(50.51)[e,f]	31.76[e]	23.64[e]	18.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	46	101	80	193
Ratio of expenses before expense reductions (%)	1.62	1.55	1.45	1.41	1.33
Ratio of expenses after expense reductions (%)	1.41	1.38	1.36	1.37	1.33
Ratio of net investment income (%)	1.53	2.22[b]	1.08	1.30[b]	1.58[b]
Portfolio turnover rate (%)	152	154	119	140[d]	122[d]

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.05 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.

[c] Total return does not reflect the effect of any sales charges.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.68)%.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.44	$ 14.10	$ 12.80	$ 11.08	$ 9.97
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.14[b]	.04	.07[b]	.07[b]
Net realized and unrealized gain (loss)	1.00	(5.96)	3.38	2.45	1.70
Total from investment operations	1.04	(5.82)	3.42	2.52	1.77
Less distributions from: Net investment income	(.17)	—	(.33)	—	(.31)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.35)
Total distributions	(.17)	(2.84)	(2.12)	(.80)	(.66)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.31	$ 5.44	$ 14.10	$ 12.80	$ 11.08
Total Return (%)[c]	20.07[e]	(50.89)[e,f]	30.74[e]	22.68[e]	17.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	12	11	9
Ratio of expenses before reductions (%)	2.59	2.34	2.23	2.26	2.08
Ratio of expenses after expense reductions (%)	2.25	2.18	2.14	2.14	2.08
Ratio of net investment income (loss) (%)	.69	1.42[b]	.30	.53[b]	.83[b]
Portfolio turnover rate (%)	152	154	119	140[d]	122[d]

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.

[c] Total return does not reflect the effect of any sales charges.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (51.06)%.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.44	$ 14.11	$ 12.79	$ 11.08	$ 9.97
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.15[b]	.05	.06[b]	.07[b]
Net realized and unrealized gain (loss)	1.01	(5.98)	3.38	2.45	1.69
Total from investment operations	1.05	(5.83)	3.43	2.51	1.76
Less distributions from: Net investment income	(.18)	—	(.32)	—	(.30)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.35)
Total distributions	(.18)	(2.84)	(2.11)	(.80)	(.65)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.31	$ 5.44	$ 14.11	$ 12.79	$ 11.08
Total Return (%)[c]	19.94[e]	(50.81)[e,f]	30.78[e]	22.59	17.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	18	16	16
Ratio of expenses before expense reductions (%)	2.45	2.27	2.18	2.18	2.08
Ratio of expenses after expense reductions (%)	2.24	2.10	2.10	2.18	2.08
Ratio of net investment income (loss) (%)	.70	1.50[b]	.34	.49[b]	.83[b]
Portfolio turnover rate (%)	152	154	119	140[d]	122[d]

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.05 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.

[c] Total return does not reflect the effect of any sales charges.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.98)%.

* Amount is less than $.005.

Class R Years Ended October 31,	2009	2008	2007	2006[a]	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.50	$ 14.19	$ 12.86	$ 11.07	$ 9.86
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.22[c]	.13	.13[c]	.11[c]
Net realized and unrealized gain (loss)	1.03	(6.04)	3.39	2.46	1.70
Total from investment operations	1.11	(5.82)	3.52	2.59	1.81
Less distributions from: Net investment income	(.21)	(.03)	(.40)	—	(.41)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.19)
Total distributions	(.21)	(2.87)	(2.19)	(.80)	(.60)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.40	$ 5.50	$ 14.19	$ 12.86	$ 11.07
Total Return (%)	21.19[e]	(50.62)[e,f]	31.66[e]	23.36[e]	18.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	3	2
Ratio of expenses before expense reductions (%)	1.62	1.64	1.52	1.70	1.55
Ratio of expenses after expense reductions (%)	1.41	1.47	1.44	1.63	1.55
Ratio of net investment income (%)	1.52	2.13[c]	1.00	1.04[c]	1.36[c]
Portfolio turnover rate (%)	152	154	119	140[d]	122[d]

[a] Per share data have been restated to reflect the effects of a 1.82569632 for 1 stock split effective November 11, 2005.

[b] Based on average shares outstanding during the period.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.79)%.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006[a]	2005[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.51	$ 14.25	$ 12.90	$ 11.07	$ 11.05
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.26[d]	.19	.19[d]	.11[d]
Net realized and unrealized gain (loss)	1.02	(6.04)	3.41	2.44	.44
Total from investment operations	1.13	(5.78)	3.60	2.63	.55
Less distributions from: Net investment income	(.24)	(.12)	(.46)	—	(.34)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.19)
Total distributions	(.24)	(2.96)	(2.25)	(.80)	(.53)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.40	$ 5.51	$ 14.25	$ 12.90	$ 11.07
Total Return (%)[e]	21.75	(50.38)[g]	32.29	23.77	5.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	24	58	41	5
Ratio of expenses before expense reductions (%)	1.34	1.36	1.22	1.31	1.33*
Ratio of expenses after expense reductions (%)	.94	.97	.98	1.18	1.28*
Ratio of net investment income (%)	1.99	2.63[d]	1.46	1.49[d]	1.47d*
Portfolio turnover rate (%)	152	154	119	140[f]	122[f]

[a] Per share data have been restated to reflect the effects of a 1.81850854 for 1 stock split effective November 11, 2005.

[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.03 per share and 1.27%, 0.17% and 0.35% of average daily net assets for the periods ended October 31, 2008, 2006 and 2005, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.55)%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008	2007	2006[a]	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.52	$ 14.26	$ 12.92	$ 11.07	$ 9.90
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.26[d]	.19	.20[d]	.18[d]
Net realized and unrealized gain (loss)	1.01	(6.03)	3.41	2.45	1.69
Total from investment operations	1.12	(5.77)	3.60	2.65	1.87
Less distributions from: Net investment income	(.24)	(.13)	(.47)	—	(.51)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.19)
Total distributions	(.24)	(2.97)	(2.26)	(.80)	(.70)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.40	$ 5.52	$ 14.26	$ 12.92	$ 11.07
Total Return (%)	21.61[c]	(50.31)[c,f]	32.27[c]	23.96[c]	19.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	42	98	119	98
Ratio of expenses before expense reductions (%)	1.23	1.13	1.04	1.13	1.08
Ratio of expenses after expense reductions (%)	.94	.92	.93	1.10	1.08
Ratio of net investment income (%)	1.99	2.68[d]	1.51	1.57[d]	1.83[d]
Portfolio turnover rate (%)	152	154	119	140[e]	122[e]

[a] Per share data have been restated to reflect the effects of a 1.81761006 for 1 stock split effective November 11, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.48)%.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Diversified International Equity Fund (the "Fund") (formerly DWS International Select Equity Fund) is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for ETFs), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts in circumstances where the portfolio management team believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in futures contracts with a total value ranging from $0 to approximately $4,476,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There are no open forward foreign currency exchange contracts as of October 31, 2009.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ (89,109)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures contracts. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 76,006	$ —	$ 76,006
Equity Contracts (b)	—	526,161	526,161
	$ 76,006	$ 526,161	$ 602,167

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (89,109)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures contracts

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $89,676,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($39,399,000) and October 31, 2017 ($50,277,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated loss) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,189,469
Capital loss carryforwards	$ (89,676,000)
Net unrealized appreciation (depreciation) on investments	$ 22,575,281

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income*	$ 4,920,457	$ 26,651,398
Distributions from long-term capital gains	$ —	$ 32,863,805

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $165,169,413 and $183,833,306, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%
Class S	.97%
Institutional Class	.92%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Class S	1.35%

Accordingly, for the year ended October 31, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $233,849 and the amount charged aggregated $545,402, which was equivalent to an annual effective rate of 0.49% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2009, the Advisor reimbursed the Fund $9,230 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $111,322, of which $11,039 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 91,791	$ —	$ 17,696
Class B	13,981	4,763	3,620
Class C	15,867	—	5,140
Class R	433	—	120
Class S	38,736	38,658	78
Institutional Class	17,847	17,847	—
	$ 178,655	$ 61,268	$ 26,654

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 27,000	$ 2,198
Class C	46,461	4,238
Class R	2,298	263
	$ 75,759	$ 6,699

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 97,318	$ —	.23%
Class B	8,904	804.25%
Class C	15,366	1,492.25%
Class R	—	—	.00%
	$ 121,588	$ 2,296

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009 aggregated $2,217.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $12,497 and $1,601, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $37,711, of which $9,805 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,122,437	$ 11,469,222	2,649,034	$ 25,851,376
Class B	79,932	412,368	208,354	2,092,084
Class C	128,067	674,912	466,764	4,720,188
Class R	155,624	847,012	91,682	746,411
Class S	1,063,581	5,575,935	3,705,180	36,168,388
Institutional Class	2,497,667	14,543,554	2,964,105	28,416,021
		$ 33,523,003		$ 97,994,468
Shares issued to shareholders in reinvestment of distributions
Class A	340,172	$ 1,731,478	1,774,301	$ 19,038,250
Class B	24,066	118,644	193,177	2,005,173
Class C	39,502	194,744	289,633	3,009,292
Class R	4,879	24,201	10,747	112,305
Class S	190,424	940,693	646,247	6,736,667
Institutional Class	343,246	1,695,634	1,927,323	20,101,982
		$ 4,705,394		$ 51,003,669
Shares redeemed
Class A	(3,380,507)	$ (17,964,031)	(3,307,644)	$ (31,038,688)
Class B	(440,870)	(2,281,767)	(378,671)	(3,392,618)
Class C	(577,126)	(2,974,272)	(629,196)	(5,619,824)
Class R	(65,029)	(375,741)	(33,689)	(287,875)
Class S	(2,317,373)	(11,992,294)	(4,048,307)	(37,537,348)
Institutional Class	(3,092,506)	(16,532,183)	(4,174,536)	(36,603,987)
		$ (52,120,288)		$ (114,480,340)
Redemption fees		$ 1,698		$ 5,253
Net increase (decrease)
Class A	(917,898)	$ (4,763,303)	1,115,691	$ 13,851,345
Class B	(336,872)	(1,750,755)	22,860	704,643
Class C	(409,557)	(2,104,332)	127,201	2,109,656
Class R	95,474	495,472	68,740	575,305
Class S	(1,063,368)	(5,474,660)	303,120	5,367,721
Institutional Class	(251,593)	(292,615)	716,892	11,914,380
		$ (13,890,193)		$ 34,523,050

F. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 21, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Diversified International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Diversified International Equity Fund (the "Fund") (formerly DWS International Select Equity Fund) at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 0.79% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended October 31, 2009, qualified for the dividends received deduction.

The Fund paid foreign taxes of $311,509 and earned $2,157,915 of foreign source income during the year ended October 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.11 per share as income earned from foreign sources for the year ended October 31, 2009.

For federal income tax purposes, the Fund designates $3,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in the Fund's structure, including the management transition to the DWS Quantitative Strategy Group and the change in investment strategy from focused to diversified in May 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	23339E 400	23339E 509	23339E 608	23339E 707	23339E 103
Fund Number	499	699	799	2399	559
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	DBITX
CUSIP Number	23339E 806
Fund Number	1501

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Diversified International Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$55,438	$0	$0	$4,859
2008	$63,790	$0	$0	$5,000

The above Other Fees were billed for professional services rendered in relation to investments in foreign countries.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$4,859	$0	$0	$4,859
2008	$5,000	$19,000	$600,000	$624,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Diversified International Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Diversified International Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009